Exhibit 10.1

                               EXCHANGE AGREEMENT
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                               EXCHANGE AGREEMENT


     THIS EXCHANGE AGREEMENT ("Agreement") is dated and effective as of the __th day of August, 1995 (the "Effective Date"), by and between PELICAN PROPERTIES, INTERNATIONAL CORP., f/k/a OPTIMUM COMPUTING, INC., a Florida corporation (the "Company"), SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership (the "Partnership"), INFINITY INVESTMENT GROUP, INC., a Florida corporation (the "General Partner"), RENE GOMEZ, a Majority Shareholder of the Company ("GOMEZ") and all of the Limited Partners of the Partnership listed on Exhibit "A" of this Agreement (collectively referred to as the "Limited Partners" and individually the "Limited Partner" and the Limited Partners and General Partner sometime collectively referred to as the "Partners").

                                    RECITALS:

     WHEREAS, the Company has authorized capital stock consisting of 100,000,000 shares of common stock, par value $.001 per share (the "Common Stock") of which 3,611,000 shares are issued and outstanding; and

     WHEREAS, the Limited Partners own up to an aggregate of 99% of the Partnership Interests (the "Partnership Interests") in the Partnership; and

     WHEREAS, the General Partner owns an aggregate of 1% of the Partnership Interest in the Partnership; and

     WHEREAS, Gomez owns, beneficially and of record, an aggregate of 3,001,000 shares of Common Stock of the Company; and

     WHEREAS, the Limited Partners desire to exchange all of their Partnership Interests in the Partnership, in exchange for shares of Common Stock of the Company and the Company desires to exchange up to an aggregate of 3,010,000 shares of its Common Stock, in exchange for an aggregate of up to 99% of the Partnership Interests held by the Limited Partners; and

     WHEREAS, in consideration for the exchange of Partnership Interest for shares of Common Stock, Gomez will relinquish to the Company all of Gomez's rights, title and interest in and to the 3,001,000 shares of the Common Stock now owned by Gomez, whether beneficially or of record, and the Company shall cancel of record the issuance of the 3,001,000 shares of Common Stock now owned by Gomez; and

     WHEREAS, in consideration for the exchange of Partnership Interest for shares of Common Stock, each Limited Partner will release the General Partner from any and all claims or causes of action each may have against the General Partner; and



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     WHEREAS, provided not less than 90% of the Partnership Interests are offered for exchange, the Company will exchange up to an aggregate of 3,010,000 shares for the Partnership Interests; and

     WHEREAS, the parties to this Agreement intend that this Partnership Interest for shares of Common Stock exchange is a tax free transaction pursuant to the Internal Revenue Code of 1986, as amended from time to time and all rules and regulations promulgated thereunder (the "Code").

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1. RECITALS

     1.1 Recitals. The above recitals are true, correct and are herein incorporated by reference.

SECTION 2. EXCHANGE

     2.1 Exchange. The Limited Partners hereby agree that they shall, on the "Closing Date," as defined in Section 3.1 of this Agreement, exchange not less than 90% of the Partnership Interests for an aggregate amount of up to 3,010,000 shares of Common Stock of the Company, in an amount equal to approximately 30,404 shares of Common Stock for each 1% of Partnership Interest and the Company shall exchange an aggregate of up to 3,010,000 shares of Common Stock of the Company for an aggregate of up to 99% of the Partnership Interest. Simultaneously herewith, Gomez will relinquish all right, title and interest in the 3,001,000 shares of Common Stock owned, beneficially and of record, by him. The exchange shall not be consummated in the event that the holders of less than 90% of the Partnership Interests do not accept the exchange. In the event that the holders of less than 99%, but more than 90%, of the Partnership Interests accept the exchange, the exchange shall occur at the sole discretion of the Company.


     2.2 Release of General Partner. For and in consideration of the exchange of Partnership Interests for shares of Common Stock, each Limited Partner hereby agrees to remise, release and forever discharge, and by this Release does for it and its administrators, employees, directors, officers, subsidiaries, affiliates, successors and assigns, completely and totally remise and forever discharge the General Partner and its personal representatives, administrators, successors and assigns, of and from any and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments,

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extent, executions, claims and demands whatsoever, in law or in equity, which against it the Limited Partner has ever had, now or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement and more particularly by reason of all claims that were or could have been asserted against the General Partner in his capacity as General Partner of the Partnership.

     2.3 Delivery of Shares. On the Closing Date, the Company will issue and deliver certificates representing the shares of Common Stock to each of the Limited Partners as provided for herein, which shares of Common Stock, upon such issuance and delivery, shall be fully paid and non-assessable.

     2.4 Investment Intent. The Shares of Common Stock and the Partnership Interest (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended, and may not be resold unless the Securities are registered under the Act or an exemption from such registration is available. The Limited Partners and the Company represent and warrant that each is acquiring the Securities for each of their own accounts, for investment and not with a view to the sale or distribution of the Securities. Each certificate representing the Securities will have a legend thereupon incorporating language as follows:

         "The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The Securities have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the Securities under the Act unless in the opinion of counsel satisfactory to the Company or the Partnership, as the case may be, registration is not required by the Act."

     2.5 Tax Free Exchange. The parties to this Agreement intend that this transaction is intended to be a tax free reorganization pursuant to the Code, and an opinion of tax counsel as to the tax free nature of the exchange has been received by the Partnership in the form of Exhibit "B" attached hereto and incorporated herein by reference.

     2.6 Limited Partnership Agreement. The Company as the holder of Partnership Interests agrees that it shall be bound by all of the terms and conditions of the Limited Partnership Agreement, as if it had been originally named therein in the place of the Limited Partners. The Company agrees to execute a "Signature Page for Limited Partners," attached to the Limited Partnership Agreement as Exhibit "A" and a "Investment Representation Letter," substantially in the form as attached to the Limited Partnership Agreement as Exhibit "B" and such other documentation as may be required by the Partnership to evidence such agreement. The General Partner hereby agrees to waive the delivery by the Company of the "Special Power of Attorney" attached to the Limited Partnership Agreement as Exhibit "C."



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     2.7 Substituted Limited Partner. It is the intention of the partners hereto for the Company to become a Substituted Limited Partner pursuant to Section 10.6 of the Limited Partnership Agreement in place of each Limited Partner.

     2.8 Consent of General Partner. Pursuant to Section 10.6 of the Limited Partnership Agreement the General Partner hereby consents to the Limited Partners' exchange and transfer of each of their Partnership Interest and to rights of the Company as a Substituted Limited Partner.

SECTION 3. CLOSING DATE

     3.1 Closing Date. The closing (the "Closing Date") shall be held on or before August 31, 1995 at 10:00 a.m., or such other date and time as may be mutually agreed upon by each of the parties, at the law offices of Atlas, Pearlman, Trop & Borkson, P.A. The sole reason that the Closing Date is on or before August 31, 1995, is to permit the filing of the requisite blue sky applications. The effective date, however, shall be deemed the date hereof.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP AND
            THE GENERAL PARTNER

     The Partnership and the General Partner each represent and warrant to the Company as follows:

     4.1 Organization and Good Standing; Ownership of Partnership Interest. The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated. There are no outstanding subscriptions, rights or other agreements obligating the Partnership to issue, sell or otherwise transfer the Partnership Interest other than is provided for herein.

     4.2 Limited Partnership Agreement and All Amending Certificates Thereto. A copy of the (a) Limited Partnership Agreement dated December 28, 1988, (b) Amendment to the Certificate of Limited Partnership dated August 29, 1991, and
(c) the Second Amended and Restated Certificate of Limited Partnership dated October 21, 1992 (collectively the "Limited Partnership Agreement"), which have been delivered to the Company are true, correct and complete.

     4.3 Financial Statements, Books and Records. Schedule 4.3 sets forth the audited financial statements of the Partnership for the years ending December 31, 1993 and December 31, 1994, and the related notes thereto (collectively the "Financial Statements"). The Financial Statements fairly represent the financial position of the Partnership as at such dates and the results of its operations for the periods then


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ending. The Financial Statements were audited by Garcia, Espinosa, Parapar & Co.
and, to the best knowledge of the Partnership, were prepared in accordance with general accepted accounting principals applied on a consistent basis with prior periods except as otherwise stated therein. The books of account and other financial records of the Partnership, financial or otherwise are in all material respects complete and correct and are maintained in accordance with good business and accounting practices. All books and records relating to the preparation of the Financial Statements are true, correct and complete in all material respects.

     4.4 No Material Adverse Changes. As of the date hereof, except as set forth in the Financial Statements and Schedule 4.4 attached hereto, there has not been
(i) any material adverse change in the assets, operations, condition (financial or otherwise), properties or prospective business of the Partnership; (ii) any incurrence by the Partnership of any indebtedness for borrowed money; (iii) any loan or advance by the Partnership to any of its Limited Partners, the General Partner, employees, consultants, agents or other representatives or any other loan or advance otherwise than in the ordinary course of business; (iv) any damage, destruction or loss materially effecting the assets, prospective businesses, operations or condition (financial or otherwise) of the Partnership, whether or not covered by insurance; and (v) except in the ordinary course of business, any contract, agreement or transaction consummated.

     4.5 Taxes. The Partnership has prepared and filed all appropriate local, state and federal tax returns of every kind and category for all periods prior to and through the date hereof for which any such returns has been required to be filed by it or the failure to make such filings and resulting liabilities would not be material relative to the results of operations of the Partnership. To the best of its knowledge, the Partnership has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provisions for the payment thereof.

     4.6 Compliance with Laws. As of the date hereof, except as set forth in the Financial Statements and Schedule 4.6 attached hereto, the Partnership has complied with all laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely effect the business of the Partnership.

     4.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Limited Partnership Agreement of the Partnership;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default


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     under, any contract or other agreement to which the Partnership is a party or by or to which it or any of its assets or properties may be bound or subject; or

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon the Partnership, or upon the properties or business of the Partnership.

     4.8 Actions and Proceedings. As of the date hereof, except as set forth in the Financial Statements and Schedule 4.8 attached hereto, (i) there is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Partnership; and (ii) there is no action, suit or claim or legal, administrative or arbitral proceeding or any investigation (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of the General Partner, threatened against or involving the Partnership, or any of their properties or assets. Except as set forth in the Financial Statements and Schedule 4.8 attached hereto, none of the actions suits, claims, proceedings or investigations set forth in the Financial Statements or Schedule 4.8 attached hereto, individually or together with any other, will have a material adverse effect on the assets, properties, business operations, or condition (financial or otherwise) of the Partnership or will result in any order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal that is not adequately reserved against. Except as set forth in the Financial Statements and Schedule
4.8 attached hereto, there is no fact, event or circumstances known to the General Partner that may give rise to any suit, action, claim, investigation or proceeding that would be required to be set forth in the Financial Statements or
Schedule 4.8 attached hereto if currently pending or threatened. There is no action, suit or claim or legal, administrative or arbitral proceeding pending or, to the best knowledge of the General Partner, threatened that would give rise to any right of indemnification on the part of any Limited Partner of the Partnership or the heirs, executors or administrators of such Limited Partner against the Partnership.

     4.9 Brokers or Finders. No broker's or finder's fee will be payable by the Partnership in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the General Partner.

     4.10 Authority to Execute and Perform Agreements. The General Partner has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Partnership and the General Partner in accordance with its terms.

     4.11 Operation of the Partnership. Until such time as the General Partner is removed in accordance with the Limited Partnership Agreement, the General Partner


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agrees to serve in the capacity of a General Partner for the Partnership and to conduct its business in the best interest of the Limited Partners.

     4.12 Full Disclosure. No representation or warranty by the Partnership or the General Partner in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the Company pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of the Partnership. To the best knowledge of the Partnership and the General Partner, there is no fact, development or threatened development (except for general economic conditions affecting business generally) which the Partnership and the General Partner have not disclosed to the Company in writing and which materially adversely affects the business of the Partnership.

     4.13 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 4 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

     4.14 Title to Property. As of the date hereof, except as set forth in the Financial Statements, the Partnership has good, marketable, and unencumbered title to its interest in the real property it owns, as well as good and valid title to all other personal intangible property used by the Partnership in the operation of its business.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF EACH LIMITED PARTNER

     Each Limited Partner represents and warrants to the Company severally, but not jointly, as follows:

     5.1 As to the Partnership Interest to be transferred by a Limited Partner, the Partnership Interest is owned by the Limited Partner free and clear of all agreements, arrangements, encumbrances, liens, claims, equities and liabilities of every nature and each of the Limited Partners are conveying clear and unencumbered title thereto to the Company.

     5.2 Brokers or Finders. There are no brokers or finders with whom the Limited Partners have dealt with in connection with this transaction.

     Each Limited Partner represents and warrants to the General Partner severally, but not jointly, as follows:



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     5.3 Release of General Partner. For and in consideration of the exchange of
Partnership Interests for shares of Common Stock, each Limited Partner hereby agrees to remise, release and forever discharge, and by this Release does for it and its administrators, employees, directors, officers, subsidiaries, affiliates, successors and assigns, completely and totally remise and forever discharge the General Partner and its personal representatives, administrators, successors and assigns, of and from any and all manner of action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims and demands whatsoever, in law or in equity, which against it the Limited Partner has ever had, now or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this Agreement and more particularly by reason of all claims that were or could have been asserted against the General Partner in his capacity as General Partner of the Partnership.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Partners as follows:

     6.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power to own, lease, and operate its properties and assets and to carry on its business in the State of Florida.

     6.2 Outstanding Capitalization. As of the date hereof, the authorized capitalization of the Company consisted of 100,000,000 shares of Common Stock, of which 3,611,000 shares have been issued and are outstanding. Giving effect to the issuance of the Shares pursuant to this Agreement (assuming that 99% of the Partnership Interests are exchanged) and the cancellation of the 3,001,000 shares owned, beneficially and of record, by Gomez, the Company will have, after the Effective Date, 3,620,000 shares of Common Stock issued and outstanding.

     The Company also has issued and outstanding 200,000 "A" Warrants and 200,000 "B" Warrants issuable upon exercise of such securities into an aggregate of 400,000 shares of Common Stock of the Company. As of the date hereof, there are no other issued and outstanding shares of capital stock of the Company nor are there any other issued and outstanding options, warrants or rights to purchase shares of Common Stock of the Company.

     6.3 Articles of Incorporation and By-Laws. Copies of the Articles of Incorporation and By-Laws of the Company and any amendments to each, which have been delivered to the Partnership are true, correct and complete. The minute book of the Company contains true and complete records of all meetings and consents in lieu


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of meetings of its Board of Directors and shareholders since its date of incorporation and accurately reflect all transactions referred to therein.

     6.4 The Common Stock. The Common Stock to be issued to the Limited Partners have been duly authorized by all necessary corporate and any shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

     6.5 Financial Statements; Books and Records. Schedule 6.5 sets forth the audited financial statements of the Company as at June 30, 1995 (the "Financial Statements"). The Financial Statements fairly represent the financial position of the Company as at such dates and the results of its operations for the year and period then ended. To the best of the Company's knowledge, the Financial Statements were prepared in accordance with generally accepted accounting principals applied on a consistent basis with prior periods except as otherwise stated therein. The Financial Statements were audited by Garcia, Espinosa, Parapar & Co. and, to the best knowledge of the Partnership, were prepared in accordance with general accepted accounting principals applied on a consistent basis with prior periods except as otherwise stated therein. The books of account and other records of the Company, financial or otherwise, are in all material respects complete and correct and are maintained in accordance with good business and accounting practices.

     6.6 No Material Adverse Changes. As of the date hereof, except as set forth in the Financial Statements and Schedule 6.6 attached hereto, there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the Company;

          (ii) any incurrence of any indebtedness for borrowed money;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the Company's capital stock;

          (iv) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement; or

          (v) any contract, agreement or transaction consummated.

     6.7 Compliance with Laws. The Company has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the Company.



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     6.8 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation, or By-Laws of the Company;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which it is bound or subject; or

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Company.

     6.9 Actions and Proceedings. Except as set forth in the Financial Statements and Schedule 6.9 attached hereto, there is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the Company. Except as set forth in Schedule 6.9, there is no action, suit or claim or legal, administrative or arbitral proceeding or any investigation (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of the Company, threatened against or involving the Company. Except as set forth in the Financial Statements and
Schedule 6.9 attached hereto, there is no fact, event or circumstances known to the Company that may give rise to any suit, action, claim, investigation or proceeding. There is no action, suit or claim or legal, administrative or arbitral proceeding pending or, to the best knowledge of the Company, threatened that would give rise to any right of indemnification on the part of any director or officer of the Company or the heirs, executors or administrators of such director or officer against the Company.

     6.10 Brokers or Finders. No broker's or finder's fee will be payable by the Company in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the Company.

     6.11 Operations of the Company. Except as set forth in the Financial Statements, Company has not:

          (i) amended its Articles of Incorporation or By-Laws, merged with or into or consolidated with any other person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business; or



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          (ii) declared or paid any dividend or declared or made any distribution of any kind to its shareholders, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock.

     6.12 Authority to Execute and Perform Agreements. The Company has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by the Company of this Agreement, in accordance with its respective terms and conditions will not:

          (i) require the approval or consent of its shareholders;

          (ii) require the approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body or the approval or consent of any other person;

          (iii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to the Company, or any instrument, contract or other agreement to which the Company is a party or by or to which the Company is bound or subject.

     6.13 Full Disclosure. No representation or warranty by the Company in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the General Partner and the Limited Partners pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of the Company. To the best knowledge of the Company, there is no material fact, development or threatened development (except for general economic conditions affecting business generally) which the Company has not disclosed in writing and which materially adversely affects the Company or the transactions contemplated hereby.

     6.14 Exercise of Warrants. The "A" and "B" Warrants of the Company have not been exercised to date and the Company and warrant holders have agreed that same will not be exercised prior to or simultaneously with the Closing of this Agreement.



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     6.15 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 6 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

SECTION 7. COVENANTS OF THE PARTNERSHIP AND THE GENERAL PARTNER

     The Partnership and the General Partner covenant to the Company as follows:

     7.1 Conduct of Business. From the date hereof and through the Closing Date, the Partnership and the General Partner shall cause the Partnership to conduct its business in the ordinary course.

     7.2 Preservation of Business. From the date hereof and through the Closing Date, the Partnership and the General Partner shall cause the Partnership to use its best efforts to preserve its business organization intact, keep available the services of its present employees and agents, maintain its present suppliers and customers and preserve its goodwill.

     7.3 Litigation. The Partnership and the General Partner shall promptly notify the Company of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against the Partnership or against the General Partner, or other representative with respect to the affairs of the Partnership.

     7.4 Continued Effectiveness of Representations and Warranties. From the date hereof and through the Closing Date, the Partnership and the General Partner shall cause the Partnership to conduct its business in such a manner so that the representations and warranties contained in Section 4 shall continue to be true and correct and shall promptly give notice to the Company of any event, condition or circumstance occurring from the date hereof which would render any of the representations or warranties materially untrue, incomplete or insufficient.

SECTION 8. COVENANTS OF THE COMPANY

     The Company covenants to the General Partner, the Partnership and the Limited Partners as follows:

     8.1 Conduct of Business. From the date hereof and through the Closing Date, the Company shall conduct its business in the ordinary course.

     8.2 Preservation of Business. From the date hereof and through the Closing Date, the Company shall preserve its business organization intact, use its best efforts to keep available the services of the officers elected as of the date hereof, its present employees, consultants and agents and preserve the Company's goodwill.


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SECTION 9. ADDITIONAL COVENANTS

     9.1 Corporate Examinations and Investigations. Prior to the Closing Date, the Company, the Partnership, the General Partner and the Limited Partners shall each be entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the Company or the Partnership as they each may reasonably require. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party shall cooperate fully therein. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. In order that each party may have the full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the business and affairs of the Company or the Partnership, each shall furnish the requesting party during such period with all such information and copies of such documents concerning the affairs of it as the requesting party may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully in connection with such review and examination and to make full disclosure to the other parties of all material facts affecting the financial condition or business operations of the Company or the Partnership.

     9.2 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are conditions precedent to the Closing.

     9.3 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, the Partnership, the General Partner, the Company and the Limited Partners agree to keep confidential any information disclosed to each in connection therewith and to the extent that this exchange is not consummated for any reason, all documentation will be returned to the respective parties; provided, however, such obligation shall not apply to information which:

          (i) at the time of disclosure is in the public domain as evidenced by printed publications;

          (ii) after the disclosure, enters the public domain by way of printed publication through no fault of the receiving party or those in privity with it;

          (iii) it can be shown by written documentation that the information was in a party's possession at the time of disclosure and which was not acquired directly or indirectly from the non-disclosing party; or

          (iv) it can be shown by written documentation that the information was acquired, after disclosure, from a third party who did not receive it from the non-disclosing party, and who had the right to disclose the information without any obligation to hold such information confidential.

SECTION 10.  CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE

     The obligation of the Company to enter into and complete the Closing is subject, at the option of the Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company in writing.

     10.1 Representations and Covenants. The representations and warranties of the General Partner, the Partnership and the Limited Partners contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The General Partner, the Partnership and the Limited Partners shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the General Partner, the Partnership and the Limited Partners on or prior to the Closing Date.

     10.2 Third Party Consents and Blue Sky Requirements. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with the Partnership, the General Partner or the Limited Partners which may be required in connection with the performance by the Partnership, the General Partner and the Limited Partners of its obligations under such contracts or other agreements after the Closing shall have been obtained; all blue sky requirements have been complied with to qualify the shares of Common Stock under state securities laws for issuance to the Limited Partners; and, the approval to exchange in excess of not less than 90% of the Partnership Interests is received.

     10.3 Satisfactory Business Review. The Company shall have satisfied itself, after receipt and consideration of the Schedules and after the Company and its representatives have completed the review of the business of the Partnership contemplated by this Agreement, that none of the information revealed thereby or in the Financial Statements has resulted in, or in the reasonable opinion of the Company may result in, a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of the Partnership.

     10.4 Litigation. Except as set forth in the Financial Statements, Schedules
4.4 and 4.8 attached hereto, no action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the reasonable opinion of the Company a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of the Partnership.

     10.5 Certificate of Good Standing. The Company shall have received certificates of good standing dated at or about the Closing Date to the effect that the Partnership and the General Partner are in good standing under the laws of the State of Florida.

     10.6 Subscription Agreement and Investment Representation Letters. The Limited Partners shall each have delivered to the Company suitable Subscription Agreements and Investment Representation Letters in the form approved by the Company, agreeing that the Shares of Common Stock are being acquired for investment purposes only and not with the view to public resale or distribution.

     10.7 Other Documents. The Partnership, the General Partner and the Limited Partners shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 11. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PARTNERSHIP, THE
            GENERAL PARTNER AND THE LIMITED PARTNERS TO CLOSE

     The obligation of the Partnership, the General Partner and the Limited Partners to enter into and complete the Closing is subject, at the option of the Partnership, the General Partner and the Limited Partners, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by the Partnership, the General Partner and the Limited Partners.

     11.1 Representations and Covenants. The representations and warranties of the Company contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by the Company on or prior to the Closing Date.

     11.2 Corporate Resolutions. The Board of Directors of the Company shall have approved the transactions contemplated by this Agreement.

     11.3 Satisfactory Business Review. The Partnership, the General Partner and the Limited Partners shall have satisfied themselves, after review of the information provided hereby or in connection herewith, or following any discussions with management or representatives of the Company, that none of the information revealed thereby has resulted in or in the reasonable opinion of the Partnership, the General Partner and the Limited Partners may result in a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of the Company.

     11.4 Litigation. Except as set forth in the Financial Statements, Schedules
6.6 and 6.9 attached hereto, no action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of the Partnership, the General Partner and the Limited Partners, have a materially adverse effect on the business, operations or condition (financial or otherwise) of the Company.

     11.5 Certificates of Good Standing. The Company shall have delivered to the Partnership certificate of good standing from the Secretary of State of the State of Florida dated on or about the Closing Date to the effect that the Company is in good standing under the laws of the State of Florida.

     11.6 Stock Certificates. Within twenty-one (21) days from the Closing date, the Limited Partners shall receive certificates representing the Shares of Common Stock to be received pursuant hereto.

     11.7 Other Documents and Blue Sky Requirements. The Company shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement and all blue sky requirements have been complied with to qualify the shares of Common Stock under state securities laws for issuance to the Limited Partners.

SECTION 12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP, THE GENERAL PARTNER AND THE LIMITED PARTNERS

     Notwithstanding any right of the Company fully to investigate the affairs of the Partnership and notwithstanding any knowledge of facts determined or determinable by the Company pursuant to such investigation or right or investigation, the Company shall have the right to rely fully upon the representations, warranties, covenants and agreements of the Partnership, the General Partner and the Limited Partners contained in this Agreement or in any document delivered to the Company by the Partnership, the General Partner and the Limited Partners or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for twelve (12) months following the Closing Date.

SECTION 13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Notwithstanding any right of the Partnership, the General Partner and the Limited Partners fully to investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by the Partnership, the General Partner and the Limited Partners pursuant to such investigation or right or investigation, the Partnership, the General Partner and the Limited Partners have the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained in this Agreement or in any document delivered to the Partnership, the General Partner and the Limited Partners by the Company or any of their representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for twelve (12) months following the Closing Date.

SECTION 14. OFFICERS AND DIRECTORS OF THE COMPANY

     14.1 Directors. The Board of Directors of the Company shall initially consist of three (3) members, C. John Knorr, Jr., J. Rod Martin and Thomas L. Callahan, until their respective successors shall be duly elected or appointed and qualified.

     14.2 Officers. The officers of the Company on the Closing Date shall be as follows:

                  C. John Knorr, Jr.        -        President
                  J. Rod Martin             -        Secretary/Treasurer

SECTION 15. INDEMNIFICATION

     15.1 Obligation of the Partnership, the General Partner and the Limited Partners to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 12, the Partnership, the General Partner and the Limited Partners hereby agree to indemnify, defend and hold harmless the Company from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by each of them contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

     15.2 Obligation of the Company to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 13, the Company agrees to indemnify, defend and hold harmless the Partnership, the General Partner and the Limited Partners from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by the Company and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

     15.3 Claims by Third Parties. Promptly after receipt by either party hereto (the "Indemnitee") of notice of any demand, claim or circumstances which, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give notice thereof (the "Claims Notice") to the other party or parties (the "Indemnitor"). The Claims Notice shall describe the Asserted Liability in reasonable detail, and shall indicate the amount (estimated, if necessary) of the Loss that has been or may be suffered by the Indemnitee.

     15.4 Opportunity to Defend. Indemnitor may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability. If the Indemnitor elects to compromise or defend such Asserted Liability, it shall within fifteen (15) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnitor in the compromise of, or defense against, such Asserted Liability. The Indemnitee may participate at its own expense, in the defense of such Asserted Liability. If Indemnitor elects not to compromise or defend the Asserted Liability, fails to notify the Indemnitee of its election as herein provided, contests its obligations to indemnify under this Agreement, or at any time fails to pursue in good faith the resolution of any Asserted Liability, in the opinion of Indemnitee, then Indemnitee may, upon ten days' notice to Indemnitor pay, compromise or defend any such Asserted Liability. If the Indemnitor choose to defend any claim, the Indemnitee shall make available to the Indemnitor any books, records or other documents within its control that are necessary or appropriate for such defense.

SECTION 16.  TERMINATION OF AGREEMENT

     This Agreement may be terminated prior to the Closing Date as follows:

          (i) at the election of the Company, if any one or more of the conditions to the obligation of the Company to close have not been fulfilled as of the Closing Date;

          (ii) at the election of the Partnership, if any one or more of the material conditions to the obligation of the Partnership, the General Partner and the Limited Partners to close have not been fulfilled as of the Closing Date;

          (iii) at the election of the Company if the Partnership, the General Partner and the Limited Partners have breached any material representations, warranty, covenant or agreement contained in this Agreement;

          (iv) at the election of the Partnership, if the Company has breached any material representation, warranty, covenant or agreement contained in this Agreement;

          (v) at the election of the Company or the Partnership, if any legal proceeding is commenced or threatened by any governmental or regulatory agency or other person directed against the consummation of the Closing or any other transaction contemplated under this Agreement and either the Company or the Partnership, as the case may be, reasonably and in good faith deem it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof; or

          (vi) at any time on or prior to the Closing Date, by mutual written consent of the Company and the Partnership.

     If this Agreement is terminated and the transactions contemplated hereby are not consummated as described herein, this Agreement shall become null and void and of no further force and effect, except for the provisions of subsection 10 hereof relating to the obligation of the parties to keep information confidential. None of the parties shall have any liability in respect of a termination of this Agreement except to the extent that failure to satisfy the conditions of Section 12 and 13 results from the intentional or willful violation of the representations, warranties, covenants or agreements of such party under this Agreement.

SECTION 17. MISCELLANEOUS

     17.1 Notices. Any notice or other communication required or which may be given hereunder shall be in writing by a party or by an attorney to a party and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or if mailed, four (4) days after the date of mailing, as follows:

          (i)     If to the Company:

                  Pelican Properties, International Corp.
                  3191 Coral Way, Suite 115, Box 165
                  Coral Gables, Florida 33145
                  Attention:  President

          (ii)    If to the Partnership, to:

                  Sunshine Key Associates Limited Partnership
                  Route 1, Box 790
                  Big Pine Key, Florida  33043
                  Attention:  C. John Knorr, Jr., President of General Partner

         (iii)    If to the General Partner, to:

                  Infinity Investment Group, Inc.
                  Route 1, Box 790
                  Big Pine Key, Florida  33043
                  Attention:  C. John Knorr, Jr., President

         (iv)     If to the Limited Partners:

                  [To the named Limited Partners]
                  3191 Coral Way, Suite 115, Box 165
                  Coral Gables, Florida 33145

         (v)      If to Gomez, to:

                  Rene Gomez
                  3191 Coral Way, Suite 115
                  Coral Gables, Florida 33145

     Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notice hereunder.

     17.2 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the exchange of the Securities and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

     17.3 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which the claim of any inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

     17.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

     17.5 Venue. Each of the parties to this Agreement acknowledge and agree that the U.S. District for the Southern District of Florida, or if such court lacks jurisdiction, the 11th Judicial Circuit (or its successor) in and for Dade County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

     17.6 No Assignment. This Agreement is not assignable except by operation of law.

     17.7 Exhibits and Schedules. The Exhibits and Schedules to this Agreement are a part of this Agreement as if set forth in full herein.

     17.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     17.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

     17.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

     17.11 Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the Agreement.

     THE PARTIES TO THIS EXCHANGE AGREEMENT, AS EVIDENCED BY THEIR SIGNATURES BELOW, ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, HAVE HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL OF THEIR OWN CHOICE, AND UNDERSTAND EACH OF THE PROVISIONS OF THIS EXCHANGE AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                                        PELICAN PROPERTIES, INTERNATIONAL
                                        CORP.

                                        By: /s/ Rene Gomez, President
                                            -----------------------------------
                                            Rene Gomez, President

                                        SUNSHINE KEY ASSOCIATES LIMITED
                                        PARTNERSHIP

                                        By: INFINITY INVESTMENT GROUP, INC.,
                                             General Partner

                                        By: /s/ C. John Knorr, Jr.
                                            -----------------------------------
                                            C. John Knorr, Jr., President

                                        INFINITY INVESTMENT GROUP, INC.

                                        By: /s/ C. John Knorr, Jr.
                                            -----------------------------------
                                            C. John Knorr, Jr., President

                                            /s/ Rene Gomez
                                            -----------------------------------
                                            Rene Gomez

                       SIGNATURE PAGE FOR LIMITED PARTNERS

     The undersigned hereby executes this Signature Page to the EXCHANGE AGREEMENT by and between PELICAN PROPERTIES, INTERNATIONAL CORP., SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, INFINITY INVESTMENT GROUP, INC. AND RENE GOMEZ.


                                            Federal Identification Number
                                            or Social Security Number
                                            -------------------------


________________________________________    ____________________________________
Signature of Limited Partner



________________________________________    ____________________________________
Signature of Joint Owner


Name and Address
----------------


________________________________________
Print Name

________________________________________
Print Name of Joint Owner

________________________________________
Street Address (Residence)

________________________________________
City, State, Zip Code

________________________________________
Telephone Number

Shares to be registered as:

         [ ] Corporate ownership (an officer must sign)
         [ ] Partnership ownership (all general partners must sign)
         [ ] Sole ownership
         [ ] Joint tenants with right of survivorship
         [ ] Tenants in common

                                    EXHIBIT A


                                LIMITED PARTNERS

   Names of
Limited Partners
----------------

Albert Baker Revocable Trust
J.T. Abrams Baker Life Tenant
Bobby Bell
Horace & Constance Bernton
Richard Van Blerkom
Linda Brauer
Estate of Stanley Buckster
Sandra Burwell
Thomas L. Callahan
Linda M. Callahan
Ivan and Lois Caplan
Hubert & Mary Charlton
Robert and MaryAnn Circosta
Fred & Elene Combs
Gerald Fink, M.D.
J. Frog Ltd. Consolidated
Richard Gamble
Gerber-Miller Investments
Elizabeth Hill
Joseph & Evelyn Jennette, Jr.
Joffe Enterprises
Carl J. Knorr, Sr.
Leonard Kraisel
Willie Lanier
Frank J. Lengenfelder
Ralph L. Madison
Ohio Key Limited Partnership
T.A. Pickell
Albert & Betryce Prosterman
Leslie M. Prosterman
Mrs. Sheila M. Prosterman
Bruce and Linda Rahmlow
Fred Schloss
Alfred & Arlene Siller
Howard and  Dorcas Smith
SK Partners
William & Kathleen Sutton
William & Patricia Walton, Jr.
Richard V. Waterhouse
Windward Capital Corp.
Charles & Sophie Young

                                   EXHIBIT "B"


                             OPINION OF TAX COUNSEL

                                  SCHEDULE 4.3


                   PARTNERSHIP'S AUDITED FINANCIAL STATEMENTS
          FOR THE YEARS ENDING DECEMBER 31, 1993 AND DECEMBER 31, 1994

                                  SCHEDULE 4.4


                            MATERIAL ADVERSE CHANGES


                                      None.

                                  SCHEDULE 4.6


                              COMPLIANCE WITH LAWS


                                      None.

                                  SCHEDULE 4.8


                          LITIGATION/PROCEEDINGS SINCE


                                      None.

                                  SCHEDULE 6.5


                     COMPANY'S AUDITED FINANCIAL STATEMENTS
                       FOR THE PERIOD ENDING JUNE 30, 1995

                                  SCHEDULE 6.6


                             MATERIAL ADVERSE CHANGE


                                      None.

                                  SCHEDULE 6.9


                              LITIGATION/PROCEEDING


                                      None.